                                                                    EXHIBIT 10.2

                            [DOUBLECLICK LETTERHEAD]

                      DOUBLECLICK MASTER SERVICES AGREEMENT


Company:   L90, Inc.                                Contact:
Name:      4499 Glencoe Avenue                      Name:    Craig Roah
and                                                 Fax:     (310) 578-9942
Address:   Marina Del Rey, CA  90213                E-Mail:  croah@l90.com

Payment                                             Contact:
           ---------------------------------                ----------------------------
Address, if                                         Name:
           ---------------------------------                ----------------------------
Different:                                          Fax:
           ---------------------------------                ----------------------------
                                                    E-Mail:
                                                            ----------------------------
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Web site(s) URL: L90 Network, including
all Web sites owned, controlled, operated or
represented by L90

Master Effective Date:  October 2, 2001

DoubleClick Contact for Notices Hereunder:
Aaron Mittman

This DoubleClick Master Services Agreement (the "Agreement") is by and between
DoubleClick Inc. and L90, Inc. ("Company" or "You"). For good and valuable consideration, the receipt of which is acknowledged by each party, the parties agree as follows:

1. SERVICES. DoubleClick shall provide various services (the "Service(s)") to Company according to written attachments to this Agreement upon which the parties may agree from time to time (each, an "Attachment"). Each Attachment, which shall be incorporated into the Agreement by reference and made a part hereof, shall contain additional terms and conditions that are specific to the Service that is the subject of such Attachment. Each Attachment shall specify which of the Web site(s) listed above (collectively, the "Web Site") are covered by such Attachment. The term "Service(s)" as used in this Agreement shall be deemed to include all Services set forth in Attachments hereto. A current list of Services offered by DoubleClick includes, without limitation, the following:
DART for Publishers, DART for Advertisers/Agencies, DARTmail for Publishers,
Email Services, Email List Management, mDART (wireless), Advanced Reporting,
Boomerang, MediaMatch, Brand Network representation, Audience Network representation, and DoubleClick Sweepstakes. DoubleClick may offer additional
Services from time to time as such additional Services are developed. An
Attachment to this Agreement will not be binding unless it is executed by both parties. In the event Company has an existing agreement(s) with DoubleClick for a particular DoubleClick service which agreement(s) is not superceded by an Attachment to this Agreement for such Service (a "Pre-Existing Agreement"), such
Pre-Existing Agreement shall be supplemental to this Agreement and shall remain in full force and effect to govern the particular relationship between the parties as set forth in such Pre-Existing Agreement.

2. PAYMENT. Should DoubleClick perform an ad or email sales Service (e.g., Brand
Network representation, Audience Network representation, or Email List
Management representation, collectively, "Representation Services") on behalf of Company, the payment obligations for such Service shall be set forth in the Attachment for

--------------------------------------------------------------------------------
  DOUBLECLICK(R), DART(R), DARTMAIL(TM), BOOMERANG(TM) AND MEDIAMATCH(TM) are
          trademarks of DoubleClick Inc. (C)2000-2001 DoubleClick Inc.
                              All rights reserved.
                                                               Master Agreement
                                                                         Page 1

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such Service. For all other Services and unless otherwise stated in an
Attachment for a particular Service, Company shall pay DoubleClick the undisputed fees set forth in the applicable Attachments for such Services within thirty (30) days after Company's receipt of an invoice from DoubleClick. All fees hereunder shall be denominated in U.S. dollars and shall be paid by Company check, or by other means expressly agreed to in writing by DoubleClick. Company shall also be responsible for and shall pay any applicable sales, use or other taxes or duties, tariffs or the like applicable to provision of the Services
(except for taxes on DoubleClick's income). Late payments by Company for undisputed fees will be subject to late fees at the rate of one percent (1.0%) per month, or, if lower, the maximum rate allowed by law. If Company fails to pay fees invoiced by DoubleClick, which are not disputed by Company in good faith, within thirty (30) days following the payment due date (i.e., 60 days after receipt of invoice), DoubleClick shall have the right to suspend performance of the applicable Service(s) without notice to Company. The
Service(s) shall not be reinstated until Company pays all such overdue amounts.

3. PROPRIETARY RIGHTS AND RESTRICTIONS. The parties agree that (a) Company shall retain all proprietary rights in and to the Web Site(s), its business and trademarks and (b) DoubleClick retains all proprietary rights in and to all of DoubleClick's intellectual property, including but not limited to the DART and DARTmail technology, any Services provided hereunder (including all software, source codes, modifications, updates and enhancements thereof or any other aspect of the Services), the name "DoubleClick" or any derivatives thereof, and any other trademarks and logos which are owned or controlled by DoubleClick and made available to Company through the Service or otherwise. No implied licenses are granted herein, and Company may not use any Service except pursuant to the limited rights expressly granted in this Agreement.

4. TERM. Unless earlier terminated in accordance with the termination rights set forth in this Agreement, the term of each Attachment shall be as set forth in the applicable Attachment. This Agreement shall commence as of the Effective
Date, and remain in effect until all Attachments hereto have terminated, unless terminated earlier in accordance with the termination rights set forth in this Agreement and the Attachments (the "Term").

5. TERMINATION. Unless terminated earlier in accordance with the termination rights set forth below, the term of this Agreement shall be for a period of five
(5) years from the Effective Date. Unless terminated by either party upon sixty
(60) days' notice prior to the end of the initial term or any renewal term, the Agreement shall automatically renew for successive one year terms. At any time during the Term, an Attachment shall terminate (i) unless governed by (ii) below, thirty (30) days after a party's receipt of notice that such party is in material breach of any of the terms or conditions set forth in such Attachment, unless such party cures such breach within said thirty (30) day period, (ii) sixty-five (65) days after Your receipt of notice that You are in material breach of any of the terms and conditions set forth in this Attachment, which breach is substantially attributable to the acts or omissions of a Web Site that You represent, unless such breach is cured within said sixty-five (65) day period and You have used reasonable and diligent efforts throughout said period to effect such cure, (iii) in any of the three initial thirty (30)-day periods following the end of the Initial Migration Period (as defined in the Interim
Services Agreement), the DFP Services delivers fewer than [*] impressions in the aggregate on behalf of the Web Sites, or (iv) immediately upon notice by a party if the other party (a) is adjudged insolvent or bankrupt, (b) institutes or has instituted against it any proceeding seeking relief, reorganization or arrangement under any laws relating to insolvency (and, in the case of any such proceeding instituted against it, the proceeding is not dismissed within sixty
(60) days after filing), (c) makes any assignment for the benefit of creditors,
(d) appoints a receiver, liquidator or trustee of any of its property or assets, or (e) liquidates, dissolves or winds up its business. Company has the right to terminate the Agreement on ninety (90) days prior written notice to DoubleClick in the event that Company either (a) discontinues its media business, or (b) enters into an agreement with a third party to use a different ad serving technology on an exclusive basis. Subject to force majeure provisions set forth in Section 16 herein, DoubleClick has the right to terminate this Agreement immediately upon written notice to Company in the event that its media business
(other than during the initial three (3) months of this Agreement) serves less than [*] ad impressions per month in the aggregate. [*] Company shall also immediately cease all use of and remove all Tags from the Web Site. For the purposes of this Agreement, "Tag" shall mean any HTML code provided by DoubleClick and incorporated into the Web Site.


--------------------------------------------------------------------------------
  DOUBLECLICK(R), DART(R), DARTMAIL(TM), BOOMERANG(TM) AND MEDIAMATCH(TM) are
          trademarks of DoubleClick Inc. (C)2000-2001 DoubleClick Inc.
                              All rights reserved.
                                                               Master Agreement
                                                                         Page 2

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[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

6. REPRESENTATIONS AND WARRANTIES. Each party warrants and represents at all times that (i) it has the right and full power and authority to enter into this Agreement, and (ii) it is duly organized and validly existing and in good standing under the laws of the state of its incorporation or formation.

7. INDEMNIFICATION. Company agrees to indemnify and hold DoubleClick and its officers, directors, employees and agents (each a "DoubleClick Indemnitee") harmless from and against any and all third party claims, actions, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements incurred by a DoubleClick
Indemnitee in any action between Company and the DoubleClick Indemnitee, or between the DoubleClick Indemnitee and any third party or otherwise) arising out of or in connection with the breach of any of Company's representations, warranties or obligations set forth in this Agreement.

DoubleClick agrees to indemnify and hold Company and its officers, directors, employees and agents (each a "Company Indemnitee") harmless from and against any and all third party claims, actions, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements incurred by a Company Indemnitee in any action between DoubleClick and the Company Indemnitee, or between the Company Indemnitee and any third party or otherwise) arising out of or in connection with the breach of any of DoubleClick's representations, warranties or obligations set forth in this Agreement.

The indemnification obligations set forth in this Section 7 hereof are contingent upon the following conditions: (i) DoubleClick or Company, as the case may be (the "Indemnified Party") must promptly notify the Company or DoubleClick as the case may be (the "Indemnifying Party") in writing of the third party claim or action (however, failure of the Indemnified Party to so promptly notify the Indemnifying Party will not relieve the Indemnifying Party of its indemnification obligations hereunder, except to the extent it has been damaged thereby); (ii) the DoubleClick Indemnitee or the Company Indemnitee, as the case may be, and the Indemnified Party will reasonably cooperate with the Indemnifying Party in the defense of the matter; and (iii) the Indemnifying
Party will have primary control of the defense of the action and negotiations for its settlement and compromise; provided, however, that the Indemnified Party may, at its own cost, obtain separate counsel to represent its interests.

8. DISCLAIMER AND LIMITATION AND EXCLUSION OF LIABILITY. EXCEPT AS EXPRESSLY
PROVIDED ABOVE OR IN AN ATTACHMENT, NEITHER PARTY MAKES ANY WARRANTIES OF ANY
KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF
MERCHANTABILITY OR FITNESS OF THE SERVICES HEREUNDER FOR A PARTICULAR PURPOSE.
DOUBLECLICK SHALL NOT BE LIABLE FOR ANY ADVERTISERS WHOSE ADVERTISING APPEARS ON
THE SERVICE, NOR THE CONTENTS OF ANY ADVERTISING (PROVIDED THAT DOUBLECLICK HAS
PROPERLY PROVIDED THE SERVICES DESCRIBED HEREIN), NOR SHALL DOUBLECLICK HAVE ANY
OBLIGATION TO REVIEW THE CONTENT OF ANY ADVERTISING SERVED THROUGH THE
APPLICABLE SERVICE. IF OUTSIDE THE CONTROL OF DOUBLECLICK AND ITS VENDORS,
DOUBLECLICK SHALL NOT BE LIABLE TO COMPANY OR ANY THIRD PARTY FOR ANY
UNAVAILABILITY OR INOPERABILITY OF THE SERVICES, TELECOMMUNICATIONS SYSTEMS OR
THE INTERNET, TECHNICAL MALFUNCTION, COMPUTER ERROR, CORRUPTION OR LOSS OF
INFORMATION, OR OTHER INJURY, DAMAGE OR DISRUPTION OF ANY KIND. IN NO EVENT WILL
EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR
EXEMPLARY DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, OR LOSS OF
BUSINESS OPPORTUNITY, EVEN IF SUCH DAMAGES ARE FORESEEABLE AND WHETHER OR NOT
SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY THEREOF. OTHER THAN FOR
DOUBLECLICK'S ACTS OF GROSS NEGLIGENCE AND WILLFUL MISCONDUCT, DOUBLECLICK'S
MAXIMUM AGGREGATE LIABILITY FOR EACH ATTACHMENT SHALL NOT EXCEED THE GREATER OF
(A) THE TOTAL AMOUNT (INCLUDING ANY TRUE-UP FEES) PAID BY COMPANY TO DOUBLECLICK
(OR IF DOUBLECLICK IS PERFORMING

--------------------------------------------------------------------------------
  DOUBLECLICK(R), DART(R), DARTMAIL(TM), BOOMERANG(TM) AND MEDIAMATCH(TM) are
          trademarks of DoubleClick Inc. (C)2000-2001 DoubleClick Inc.
                              All rights reserved.
                                                               Master Agreement
                                                                         Page 3

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REPRESENTATION SERVICES, THE TOTAL AMOUNT RETAINED BY DOUBLECLICK) UNDER SUCH
ATTACHMENT DURING THE TWELVE (12) MONTH PERIOD PRIOR TO THE FIRST DATE ON WHICH
THE LIABILITY AROSE [*]. OTHER THAN FOR YOUR ACTS OF GROSS NEGLIGENCE AND
WILLFUL MISCONDUCT, YOUR MAXIMUM AGGREGATE LIABILITY FOR EACH ATTACHMENT SHALL
NOT EXCEED THE GREATER OF (A) THE TOTAL AMOUNT (INCLUDING ANY TRUE-UP FEES)
PAYABLE BY COMPANY TO DOUBLECLICK (OR IF DOUBLECLICK IS PERFORMING
REPRESENTATION SERVICES, THE TOTAL AMOUNT RECEIVED BY YOU FROM DOUBLECLICK)
UNDER SUCH ATTACHMENT DURING THE TWELVE (12) MONTH PERIOD PRIOR TO THE FIRST
DATE ON WHICH THE LIABILITY AROSE [*].

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

9. CONFIDENTIALITY. The terms of this Agreement and all information and data that one party (the "Receiving Party") has received or will receive from the other party (the "Disclosing Party") about the Service, DoubleClick's proprietary DART and DARTMail systems and other matters are proprietary and confidential information ("Confidential Information"), including without limitation any information that is marked as "confidential" or should be reasonably understood to be confidential or proprietary to the Disclosing Party and any reference manuals compiled or provided hereunder. The Receiving Party agrees that during the Term of this Agreement and for two (2) years thereafter, the Receiving Party will not disclose any Confidential Information to any third party, nor use any Confidential Information for any purpose not permitted under this Agreement. The nondisclosure obligations set forth in this Section shall not apply to information that (a) is in, or becomes in, the public domain without violation of this Agreement by the Receiving Party, (b) was known to the Receiving Party prior to disclosure thereof to the Receiving Party by the Disclosing Party as evidenced by written records, (c) is disclosed to the Receiving Party by a third party under no obligation of confidentiality to the Disclosing Party and without violation of this Agreement by the Receiving Party, or (d) is independently developed or discovered by the Receiving Party without reference to any Confidential Information. Notwithstanding any other provisions in this Agreement, the Receiving Party may disclose Confidential Information to the extent required by any applicable law, regulation, or court or governmental order; provided that the Receiving Party gives the Disclosing Party reasonable advance written notice of any such disclosure or any request or demand for such disclosure.

10. INDEPENDENT CONTRACTOR STATUS. Each party shall be and act hereunder as an independent contractor and not as partner, joint venturer or agent of the other.

11. MODIFICATIONS AND WAIVERS. This Agreement, which includes all Attachments hereto, represents the entire understanding between DoubleClick and Company and, excluding any Pre-Existing Agreements, supersedes all prior agreements relating to the subject matter of this Agreement. No failure or delay on the part of either party in exercising any right, power or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise of any other right, power or remedy. Unless otherwise specified, any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by the parties from the terms of this Agreement, shall be effective only if it is made or given in writing and signed by both parties.

12. ASSIGNMENT. This Agreement and the rights hereunder are not transferable or assignable without the prior written consent of the non-assigning party;
provided, however, that this Agreement may be assigned by either party without the other party's written consent to a person or entity who acquires substantially all of such party's assets, stock or business by sale, merger or otherwise.

13. APPLICABLE LAW AND CONFLICTS. This Agreement shall be governed by the laws of New York, without reference to its conflict of laws rules or principles. The jurisdiction and venue for all disputes hereunder shall be the state and federal courts in the City and State of New York. In the event of a conflict between the terms and


--------------------------------------------------------------------------------
  DOUBLECLICK(R), DART(R), DARTMAIL(TM), BOOMERANG(TM) AND MEDIAMATCH(TM) are
          trademarks of DoubleClick Inc. (C)2000-2001 DoubleClick Inc.
                              All rights reserved.
                                                             Master Agreement
                                                                         Page 4



conditions of the Agreement and the terms and conditions of any Attachment, the terms and conditions of the Attachment shall govern.

14. PUBLICITY. The parties will work together in a fair, positive and accurate manner to issue publicity and general marketing communications concerning their relationship, Company's use of DoubleClick's Services, and other mutually agreed-upon matters. Except as otherwise required by applicable law, regulation, or court or governmental order, neither party will issue any publicity or general marketing communications concerning this relationship without the prior written consent of the other party; provided, however,

15. PRIVACY. Company acknowledges that adherence to fair information collection practices is of utmost importance to DoubleClick. During the term of this Agreement, Company agrees that those Web Sites that are owned, controlled or operated by Company will feature an easy-to-understand privacy policy, linked at a minimum from the Web Site's home page, that, (i) in addition to the disclosures about Company's privacy practices, identifies the collection and use of information gathered in connection with DoubleClick's ad serving and reporting activities and (ii) offers the user an opportunity to opt out from such collection and use. Furthermore, during the term, Company agrees to use best efforts to cause those Web Sites that are represented by Company (but not owned, controlled or operated by it) to feature an easy-to-understand privacy policy that satisfies the requirements in (i) and (ii) above. DoubleClick suggests the following language be added to each Web Site's privacy policy to satisfy the requirements in (i) and (ii) above if DoubleClick is performing ad serving services for Company: "We use a third-party advertising company to serve ads when you visit our site [if using DFA, add and sites upon which we advertise]. This company may use information (not including your name, address, email address or telephone number) about your visits to our and other web sites, in combination with non-personally identifiable information about your purchases and interests from other online and offline sources, in order to provide advertisements about goods and services of interest to you. In addition, we share web site usage information about visitors to our sites with this company for the purpose of managing and targeting advertisements and for market research analysis on our site and other sites. For these purposes, we and our third-party advertising company may note some of the pages you visit on our site through the use of pixel tags (also called clear gifs). In the course of serving advertisements to this site, our third-party advertiser may place or recognize a unique 'cookie' on your computer. If you would like more information about the information collection practices of this third-party advertising company and to know your choices about not having this information used by this company, click here." [LINK TO URL to be provided by DoubleClick; see, for example, http://www.doubleclick.net/us/corporate/privacy or http://www.doubleclick.net/naiprivacy (if Company has existing relationships with other NAI companies)]. Other Service-specific disclosure requirements are set forth in the applicable Service Attachment. DoubleClick reserves the right to change its suggested disclosure upon written notice to Company.

16. GENERAL. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the minimum extent necessary without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction. No failure or omission by either party in the performance of any obligation under this Agreement shall be deemed a breach of this Agreement nor create any liability if the same shall arise from any cause or causes beyond the reasonable control of such party, including but not limited to the following: acts of God, acts or omissions of any government or any officer, department, agency or instrument thereof; fire, storm, flood, earthquake, accident, acts of the public enemy, war, rebellion, failure of telecommunications services, public utilities or an Internet brown out, insurrection, riot, invasion, strikes, or lockouts. All notices, demands and other communications provided for or permitted under this Agreement shall be made in writing to the parties at the addresses on the Cover Page and shall be sent by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery and shall be deemed received upon delivery.


--------------------------------------------------------------------------------
  DOUBLECLICK(R), DART(R), DARTMAIL(TM), BOOMERANG(TM) AND MEDIAMATCH(TM) are
          trademarks of DoubleClick Inc. (C)2000-2001 DoubleClick Inc.
                              All rights reserved.
                                                              Master Agreement
                                                                         Page 5

Company and DoubleClick hereby confirm their mutual agreement to these arrangements as of the Effective Date.

DOUBLECLICK INC.                                  COMPANY:  L90, INC.


Signature:                                        Signature:
          -----------------------------------               -----------------------------------

Printed Name:                                     Printed Name:
             --------------------------------                  --------------------------------

Title:                                            Title:
      ---------------------------------------           ---------------------------------------

(DATE OF SIGNATURE)                               (DATE OF SIGNATURE)
                   --------------------------                        --------------------------



--------------------------------------------------------------------------------
  DOUBLECLICK(R), DART(R), DARTMAIL(TM), BOOMERANG(TM) AND MEDIAMATCH(TM) are
          trademarks of DoubleClick Inc. (C)2000-2001 DoubleClick Inc.
                              All rights reserved.
                                                               Master Agreement
                                                                         Page 6